UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 8, 2007

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                    0-20859                  75-2287752
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02(b)  Departure of Directors or Certain Officers; Election of Directors;
              Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On October 8, 2007, John P. Walker, a member of the Board of Directors of Geron Corporation (the Company), notified the Company of his decision to resign as a member of the Board of Directors, effective as of the date of the Company's next annual meeting of stockholders, which the Company currently plans to hold in May 2008, or as of an earlier date upon the appointment of his replacement by the Board of Directors. Mr. Walker is resigning because of time constraints relating to his appointment as Chief Executive Officer of Novacea Inc. in September 2007.



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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GERON CORPORATION

Date: October 11, 2007                       By: /s/ David L. Greenwood
                                                 -------------------------------
                                             David L. Greenwood
                                             Executive Vice President
                                             Chief Financial Officer